Exhibit 99.1 Blackstone Secured Lending Fund Reports First Quarter 2024 Results NEW YORK — May 8, 2024 — Blackstone Secured Lending Fund (NYSE: BXSL, or the “Company”) today reported its first quarter 2024 results. Brad Marshall and Jonathan Bock, Co-Chief Executive Officers of Blackstone Secured Lending Fund, said, “BXSL reported another quarter of strong net investment income, increased net asset value, higher net income per share, and continued healthy credit performance. Our portfolio remains defensive with 98.5% first lien, senior secured debt with less than 50% LTV, and minimal non-accruals at just 0.1% at cost. We see strength in deployment activity, and with a growing pipeline, BXSL investment commitments increased in the first quarter of 2024 to the highest level since 2021. We remain optimistic about BXSL’s portfolio positioning and opportunity set ahead.” Blackstone Secured Lending Fund issued a full detailed presentation of its first quarter 2024 results, which can be viewed at www.bxsl.com. Dividend Declaration The Company's Board of Trustees has declared a second quarter 2024 dividend of $0.77 per share to shareholders of record as of June 30, 2024, payable on or about July 26, 2024. Quarterly Investor Call Details Blackstone Secured Lending Fund will host its conference call today at 9:30 a.m. ET to discuss results. To register for the webcast, please use the following link: https://event.webcasts.com/viewer/event.jsp?ei=1666624&tp_key=36561946ab Blackstone Secured Lending Fund 345 Park Avenue New York, NY 10154 1 T 212 583 5000

For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of BXSL’s website at https://ir.bxsl.com. About Blackstone Secured Lending Fund Blackstone Secured Lending Fund (NYSE: BXSL) is a specialty finance company that invests primarily in the debt of private U.S. companies. As of March 31, 2024, BXSL’s fair value of investments was approximately $10.4 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Credit BDC Advisors LLC, an SEC- registered investment adviser that is an affiliate of Blackstone Inc. Blackstone Inc., together with its subsidiaries, is the world’s largest alternative investment firm with over $1 trillion of assets under management as of March 31, 2024. Forward-Looking Statements and Other Matters Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings withthe Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Contacts Investors Media Stacy Wang, Head of Stakeholder Relations Mariel Seidman-Gati Blackstoneshareholderrelations@blackstone.com Mariel.seidmangati@blackstone.com 2 +1 888-756-8443 +1 917-698-1674

Blackstone Secured Lending Fund First Quarter 2024 Results MAY 8, 2024 This presentation should be read in conjunction with BXSL’s latest quarterly report filed on Form 10-Q for the period ended March 31, 2024. Numbers are approximate and may not add up due to rounding.

HIGHLIGHTS § BXSL is designed with the aim to protect capital with a senior secured debt focus (1) § Powerful earnings capacity as the portfolio of 98.8% floating rate debt continued to benefit from an elevated interest rate environment § Portfolio is well positioned with investments in companies with healthy fundamentals and only one issuer on non-accrual Earnings Highlights Strong Dividend Capital Protection BXSL’s asset-liability structure is efficient Consistent regular dividend supported by strong Senior secured positions further insulated earnings power by strong sponsor relationships 13.1% 11.5% 98.5% (2) (3) (1) 1Q’24 annualized NII return 1Q’24 dividend yield based on NAV First lien, senior secured debt $0.87 $0.77 47.8% (5) 1Q’24 NII per share 1Q’24 dividend declared Average loan-to-value Consistent, disciplined focus on low-leverage loans to strong sponsors $0.96 113% 0.1% (4) (6) 1Q’24 Net income per share 1Q’24 Dividend Coverage Non-accrual debt investments Note: All figures in this presentation are as of March 31, 2024, unless otherwise stated. Opinions expressed reflect the current opinions of BXSL as of the date appearing in the materials only and are based on BXSL’s opinions of the current market environment, which is subject to change. BXSL’s manager is a subsidiary of Blackstone Inc. (1) Based on the fair market value of the portfolio as of March 31, 2024. Debt investments, excluding non-accrual debt investments, are 99.8% floating rate and debt investments represent 99.0% of total investments based on the fair market value of the portfolio as of March 31, 2024. (2) Annualized net investment income (“NII”) return is calculated as the 1Q’24 annualized net investment income per share divided by net asset value (“NAV”) per share at the beginning of the period. (3) 1Q’24 Dividend yield is calculated as the 1Q’24 dividend ($0.77) annualized and divided by the ending NAV per share on March 31, 2024 ($26.87). (4) 1Q’24 Dividend coverage is calculated as 1Q’24 net investment income per share ($0.87) divided by 1Q’24 regular dividend per share ($0.77). (5) Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information. 4 (6) Based on non-accrual debt investments as a percentage of amortized cost of total investments. Based on the fair market value, investments on non-accrual represent <0.1% of total investments.

FIRST QUARTER RESULTS § Net investment income of $166 million, or $0.87 per share in the quarter, compared to $0.96 per share in the prior quarter and $0.93 per share in 1Q 2023 § Net income of $184 million, or $0.96 per share in the quarter, compared to $0.88 per share in the prior quarter and $0.86 per share in 1Q 2023 Earnings Summary (1) § Regular dividend of $0.77 per share, representing a dividend yield of 11.5% § Net asset value of approximately $5.2 billion, or $26.87 per share at quarter-end (2) § Total return of 11.2% annualized inception to date and 3.4% for the quarter § Weighted average yield on debt investments at fair value of 11.8% at quarter-end, compared to 12.0% (3) as of prior quarter-end § New investment commitments in the quarter of $1.2 billion at par, $719 million funded Portfolio and Investment Activity § Proceeds from sales and repayments of $187 million, which generated net realized gains on investments of $0.4 million in the quarter (4) § $1.4 billion of liquidity in cash and undrawn debt (subject to borrowing base capacity) (5) § 1.03x leverage at quarter-end and average leverage of 0.98x Liquidity Update § 53% fixed rate, unsecured debt with a weighted average coupon of 2.88% (6) § Total weighted average interest rate on drawn debt of 5.10% in 1Q 2024 and a weighted average maturity on debt facilities of approximately 3.2 years (1) 1Q’24 Dividend yield is calculated as the 1Q’24 dividend ($0.77) annualized and divided by the ending NAV per share on March 31, 2024 ($26.87). (2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. Inception-to-date return is annualized. (3) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yieldspresented. (4) Available liquidity is comprised of cash and cash equivalents plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base. As of March 31, 2024, $1.3 billion of capacity is undrawn and $1.3 billion is available to borrow. (5) Average debt to equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets. (6) Weighted average interest rate is calculated by annualizing interest expense (includes unused fees and the accretion of original issue discount) divided by weighted average outstanding debt for the quarter. Total all-in cost of debt (includes unused fees, the accretion of original issue discount, and amortization of deferred financing costs on revolving credit facilities) was 5.23% during the quarter. 5

FIRST QUARTER 2024 SELECTED FINANCIAL HIGHLIGHTS

($ in millions, unless otherwise noted)

	1Q'23	1Q'24	1Q'23 LTM	1Q'24 LTM
Operating results				
Net investment income	$ 149	$ 166	$ 530	$ 671
Net income	139	184	436	657
Net investment income per share	0.93	0.87	3.25	3.84
Net income per share	0.86	0.96	2.67	3.75
Regular dividends per share	0.70	0.77	2.43	3.01
Special dividends per share	-	-	0.40	-
Annualized net investment income return[(1)]	14.3%	13.1%	12.4%	14.7%
Total return based on NAV[(2)]	3.4%	3.4%	11.2%	14.6%
Portfolio activity				
New investment commitments, at par	$ 108	$ 1,173	$ 884	$ 3,011
New investment fundings	102	719	808	2,100
Investments sold and repaid	(109)	(187)	(1,150)	(1,383)

	3/31/2023	3/31/2024
Balance sheet		
Investments at fair value	$ 9,626	$ 10,439
Total debt outstanding[(3)]	5,452	5,274
Net asset value	4,190	5,156
Net asset value per share	26.10	26.87
Ending debt-to-equity[(3)]	1.31x	1.03x
Average debt-to-equity[(3)]	1.33x	0.98x
% First lien	97.9%	98.5%
Weighted average yield on debt and income producing investments, at fair value[(4)]	11.4%	11.8%
Number of portfolio companies	181	210

(1) Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share.
(3) Total debt outstanding is shown net of unamortized debt issuance costs. Average and ending debt-to-equity is calculated using principal amounts outstanding.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

6

PORTFOLIO CHARACTERISTICS

98.5%
of investments are first lien, senior secured debt[1]

98.8%
of investments are floating rate debt[1]

$10.4B
investments at fair value

47.8%
average loan-to-value (LTV)[2][3]

210
portfolio companies

0.1%
non-accrual debt investments[4]

Portfolio Predominantly First Lien Debt[1]



Second Lien Debt 0.4%
Unsecured Debt 0.1%
Equity 1.0%
First Lien Debt 98.5%

Portfolio Company Weighted Average Statistics[3]

($ in millions, unless otherwise noted)



$704
$768
1Q'23
1Q'24
Revenue[5]
$179
$193
1Q'23
1Q'24
LTM EBITDA[6]
45.2%
47.8%
1Q'23
1Q'24
Loan-to-Value[2]

(1) Based on the fair market value of the portfolio as of March 31, 2024. Debt investments, excluding non-accrual debt investments, are 99.8% floating rate and debt investments represent 99.0% of total investments based on the fair market value of the portfolio as of March 31, 2024.
(2) Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information.
(3) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. Private debt investments represent approximately 98% of the total debt portfolio based on fair value.
(4) Based on non-accrual debt investments as a percentage of amortized cost of total investments. Based on the fair market value, investments on non-accrual represent <0.1% of total investments.
(5) Revenue data excludes private debt instruments where revenue data was not provided to BXSL.
(6) EBITDA is a non-GAAP financial measure. For a particular portfolio company, LTM EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization over the last twelve months ("LTM").

7

PORTFOLIO CONSTRUCTION § Broad industry representation with largest exposures in software, health care providers & services, professional services and commercial services & supplies § Diversified portfolio across issuers with no single issuer accounting for more than 4% of the portfolio (1)(2) (1)(3) Top Ten Portfolio Companies Top Ten Industries (as of March 31, 2024) (as of March 31, 2024) Medallia, 3% Donuts, 3% Software 17% Snoopy Bidco, 3% Guidehouse, 3% Health Care Providers & Services 11% Cambium, 3% Professional Services 9% JSS, 3% Commercial Services & Supplies 8% Stamps.com, 3% Health Care Technology 5% Corfin, 3% Bazaarvoice, 2% Insurance 5% Edifecs, 2% Aerospace & Defense 5% Remainder of Portfolio, 72% Distributors 5% (200 portfolio companies) Diversified Consumer Services 4% Air Freight & Logistics 4% Note: Amount may not sum due to rounding. (1) Based on the fair market value of the portfolio. (2) 210 portfolio companies. 8 (3) 36 individual industries.

DIVIDEND COVERAGE HISTORY (1) § Regular dividend of $0.77 per share, representing an annualized dividend yield of 11.5% (2) § Our dividend is exceeded by net investment income, with a dividend coverage ratio of 113% (3) Historical Quarterly Dividends Per Share ($) $1.06 $0.96 $0.95 $0.93 $0.90 $0.87 $0.80 $0.67 $0.63 $0.62 $0.61 $0.58 $0.20 $0.53 $0.25 $0.20 $0.77 $0.77 $0.77 $0.70 $0.70 $0.60 $0.60 $0.53 $0.53 $0.53 $0.50 $0.50 $0.50 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 Regular Dividend Special Dividend Net Investment Income (1) Regular Dividend Yield 7.8% 7.7% 7.6% 8.1% 8.1% 8.2% 9.3% 9.3% 10.7% 10.6% 11.6% 11.6% 11.5% (2) 116% 106% 126% 126% 115% 117% 133% 150% 133% 151% 123% 125% 113% Regular Dividend Coverage (1) 1Q’24 dividend yield is calculated as the 1Q’24 dividend ($0.77) annualized and divided by the ending NAV per share on March 31, 2024 ($26.87). 9 (2) Dividend coverage is calculated as net investment income per share ($0.87) divided by regular dividend per share ($0.77). (3) Reflects historical dividends for last three years.

SUMMARY OF OPERATING RESULTS

($ in millions, except share and per share data)

	1Q'23	1Q'24	1Q'23 LTM	1Q'24 LTM
Investment Income				
Interest Income	$ 254	$ 283	$ 880	$ 1,118
Payment-in-kind interest income	10	20	41	58
Dividend income	-	-	3	0
Fee Income	1	0	5	6
Total investment income	$ 265	$ 304	$ 930	$ 1,183
Operating Expenses				
Interest expense	$ 67	$ 67	$ 230	$ 266
Management fees	25	26	101	99
Income based incentive fees	30	36	106	140
Capital gains incentive fees	(2)	3	(14)	(1)
Other operating expenses	3	3	14	15
Total expenses	$ 124	$ 135	$ 437	$ 520
Management fee waived	(6)	-	(25)	(14)
Incentive fee waived	(4)	-	(15)	(11)
Net expenses before excise tax	113	135	397	494
Excise tax expense	3	3	3	18
Total expenses after excise tax	116	138	399	512
Net investment income	$ 149	$ 166	$ 530	$ 671
Net Realized and Unrealized Gains (Losses)				
Net realized gain (loss)	4	6	41	15
Net change in unrealized appreciation (depreciation)	(15)	12	(135)	(28)
Net realized and unrealized gains (losses)	(10)	18	(94)	(14)
Net increase (decrease) in net assets resulting from operations	$ 139	$ 184	$ 436	$ 657
Per Share Data[1]				
Net investment income (basic and diluted)	$ 0.93	$ 0.87	$ 3.25	$ 3.84
Earnings (loss) per share (basic and diluted)	0.86	0.96	2.67	3.75
Dividends declared per share (regular)	0.70	0.77	2.43	3.01
Dividends declared per share (special)	-	-	0.40	-
Weighted average shares outstanding (basic and diluted)	160,501,868	190,599,849	N/A	N/A

(1) Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

10

SUMMARY STATEMENTS OF FINANCIAL CONDITION ($ in millions, except per share data) 3/31/2023 12/31/2023 3/31/2024 Assets Investments at fair value $ 9,626 $ 9,868 $ 10,439 Cash and cash equivalents 103 155 1 48 Interest receivable 78 94 1 03 Deferred financing costs 15 16 15 Receivable for investments 27 1 0 Total Assets $ 9,848 $ 10,135 $ 10,705 Liabilities & Net Assets Debt (net of unamortized debt issuance costs) $ 5,452 $ 4,912 $ 5 ,274 Payable for investments purchased 7 9 19 Due to affiliates 14 9 9 Management fees payable 19 23 26 Income based incentive fee payable 26 34 36 Capital gains incentive fee payable 4 - 3 Interest payable 20 40 30 Distribution payable 112 143 1 48 Accrued expenses and other liabilities 4 13 4 Total Liabilities $ 5, 657 $ 5,183 $ 5 ,549 Total Net Assets $ 4, 190 $ 4,952 $ 5,156 Total Liabilities and Net Assets $ 9,848 $ 10,135 $ 10,705 Net Asset Value per share $ 26.10 $ 26.66 $ 2 6.87 11

INVESTMENT ACTIVITY

- Net funded investment activity of $532 million in the quarter:
  - New investment commitments of approximately $1.2 billion at par, and investment fundings of $719 million
  - Proceeds from sales and repayments of $187 million

Originations and Fundings

($ in millions)



$108
$102
$144
$117
$656
$390
$1,038
$874
$1,173
$719
1Q'23
2Q'23
3Q'23
4Q'23
1Q'24
Investment commitments
Investment fundings

Investment Activity Summary

($ in millions, unless otherwise noted)

		1Q'24
Investment commitments, at par	$	1,173
Investment fundings		719
Investments sold		(6)
Investments repaid		(181)
Net funded investment activity	$	532
Average new investment commitment	$	35
Number of new portfolio companies		18
Weighted average yield of new investments [(1)]		11.4%
Weighted average yield on investments fully sold or paid down [(1)]		11.9%

(1) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

12

FUNDING PROFILE § Well-structured, diversified, efficient capital structure with significant available liquidity § Well positioned for the current environment with 53% of liabilities unsecured, at a 2.88% fixed coupon and only $800 million of debt maturities within the next two years § BXSL maintains its investment grade corporate credit ratings: Baa3/Positive from Moody’s, BBB-/Stable from S&P, and BBB/Stable (1) from Fitch , with recent upgrade from Fitch in 1Q 2024 Funding Profile 74% ($ in millions) of assets funded by unsecured debt Available Cash $148 and equity Undrawn Borrowing Capacity (subject to $1,302 (2) borrowing base availability) $1.4B Unsecured Notes $2,800 of available liquidity provides material (2.88% weighted average coupon) (2) capacity Total Debt: $5,298 Asset Based Facilities $1,712 (SOFR + 1.70% - 2.525%) $6.6B Secured Revolver $786 of total committed debt (3) (SOFR + 1.75% - 1.875% (+ 10bps CSA) ) 5.10% (4) $5,156 weighted average interest rate Equity 3.2 years weighted average maturity 1 (1) As of March 31, 2024. BXSL has an investment grade credit rating of BBB / Stable outlook from Fitch, upgraded on March 26, 2024, an investment grade credit rating of Baa3 / Positive outlook from Moody’s, provided on September 5, 2023, and an investment grade credit rating of BBB- / Stable from S&P, reiterated on April 5, 2023. The underlying loans in BXSL are not rated. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. Blackstone provides compensation directly to Fitch, Moody’s and S&P for its evaluation of the Underlying Fund. Credit ratings do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice. (2) Available liquidity is comprised of cash and cash equivalents plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base. As of March 31, 2024, $1.3 billion of capacity is undrawn and $1.3 billion is available to borrow. (3) Interest rate is SOFR + 1.75% up to + 1.875% (+ 10bps CSA) depending on borrowing base availability at the time of borrowing. (4) Weighted average interest rate is calculated by annualizing interest expense (includes unused fees and the accretion of original issue discount) divided by weighted average outstanding debt for the quarter. Total all-in cost of 13 debt (includes unused fees, the accretion of original issue discount, and amortization of deferred financing costs on revolving credit facilities) was 5.23% during the quarter.

Supplemental Details 14

FIRST QUARTER 2024 NET ASSET VALUE BRIDGE $0.87 $26.87 $0.02 $0.09 $(0.77) $26.66 12/31/23 NAV Net investment Regular dividend Net realized and unrealized Net increase from capital share 3/31/24 NAV (1) (2) (1) income declared gain (loss) transactions (1) The per share data was derived by using the weighted average shares outstanding during the period. (2) The per share data for dividends was derived by using the actual shares outstanding as of each respective record date. 15

SUMMARY OF OPERATING RESULTS – COMPARATIVE

($ in millions, except share and per share data)

	1Q'23	2Q'23	3Q'23	4Q'23	1Q'24
Investment Income					
Interest Income	$ 254	$ 274	$ 272	$ 288	$ 283
Payment-in-kind interest income	10	11	11	15	20
Dividend income	-	0	0	0	-
Fee Income	1	5	1	1	0
Total investment income	$ 265	$ 290	$ 284	$ 304	$ 304
Operating Expenses					
Interest expense	$ 67	$ 66	$ 65	$ 68	$ 67
Management fees	25	24	24	25	26
Income based incentive fees	30	34	33	36	36
Capital gains incentive fees	(2)	(4)	1	(1)	3
Other operating expenses	3	4	5	3	3
Total expenses	$ 124	$ 125	$ 129	$ 131	$ 135
Management fee waived	(6)	(6)	(6)	(2)	-
Incentive fee waived	(4)	(5)	(5)	(2)	-
Net expenses before excise tax	113	114	118	128	135
Excise tax expense	3	5	5	4	3
Total expenses after excise tax	116	119	123	132	138
Net investment income	$ 149	$ 171	$ 161	$ 172	$ 166
Net Realized and Unrealized Gains (Losses)					
Net realized gain (loss)	4	11	(11)	8	6
Net change in unrealized appreciation (depreciation)	(15)	(37)	21	(23)	12
Net realized and unrealized gains (losses)	(10)	(27)	10	(15)	18
Net increase (decrease) in net assets resulting from operations	$ 139	$ 145	$ 171	$ 157	$ 184
Per Share Data(1)					
Net investment income (basic and diluted)	$ 0.93	$ 1.06	$ 0.95	$ 0.96	$ 0.87
Earnings (loss) per share (basic and diluted)	0.86	0.90	1.01	0.88	0.96
Dividends declared per share (regular)	0.70	0.70	0.77	0.77	0.77
Weighted average shares outstanding (basic and diluted)	160,501,868	161,079,263	169,843,500	178,811,415	190,599,849

(1) Per share data is calculated based on weighted average shares outstanding, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

16

SELECTED FINANCIAL HIGHLIGHTS

($ in millions, except share and per share data)

	1Q'23	2Q'23	3Q'23	4Q'23	1Q'24
Operating results					
Net investment income	$ 149	$ 171	$ 161	$ 172	$ 166
Net income	139	145	171	157	184
Net investment income per share	0.93	1.06	0.95	0.96	0.87
Net income per share	0.86	0.90	1.01	0.88	0.96
Regular dividends per share	0.70	0.70	0.77	0.77	0.77
Annualized net investment income return[1]	14.3%	16.2%	14.4%	14.5%	13.1%
Quarterly total return based on NAV[2]	3.4%	3.4%	3.8%	3.3%	3.4%
Portfolio activity					
New investment commitments, at par	$ 108	$ 144	$ 656	$ 1,038	$ 1,173
New investment fundings	102	117	390	874	719
Investments sold and repaid	(109)	(465)	(205)	(526)	(187)

	3/31/23	6/30/23	9/30/23	12/31/23	3/31/24
Balance sheet					
Investments at fair value	$ 9,626	$ 9,289	$ 9,500	$ 9,868	$ 10,439
Total debt outstanding[3]	5,452	4,978	4,962	4,912	5,274
Net asset value	4,190	4,350	4,603	4,952	5,156
Net asset value per share	26.10	26.30	26.54	26.66	26.87
Ending debt-to-equity[3]	1.31x	1.15x	1.08x	1.00x	1.03x
Average debt-to-equity[3]	1.33x	1.26x	1.11x	1.05x	0.98x
% First lien	97.9%	98.4%	98.4%	98.5%	98.5%
Weighted average yield on debt and income producing investments, at fair value[4]	11.4%	11.8%	11.9%	12.0%	11.8%
Number of portfolio companies	181	180	188	196	210

(1) Annualized net investment income return is calculated as the total quarterly net investment income per share (annualized) divided by NAV per share at the beginning of the quarter.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share.
(3) Total debt outstanding is shown net of unamortized debt issuance costs. Average and ending debt-to-equity is calculated using principal amounts outstanding.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at cost or fair value, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

17

FUNDING SOURCES SUMMARY

- $1.4B of liquidity in cash and undrawn debt (subject to borrowing base availability) as of March 31, 2024[1]

($ in millions)

	Counterparty and Initial Date Entered	Interest Rate	Maturity Date	Principal Committed	Total Outstanding (Par)
Jackson Hole Funding	JPM – 11/16/18	SOFR + 2.525%[2]	5/17/2027	$500	$388
Breckenridge Funding	BNP – 12/21/18	SOFR + 1.70% - 2.30%[3]	12/21/2026	$1,025	$824
Big Sky Funding	BOA – 12/10/19	SOFR + 1.80%[4]	9/30/2026	$500	$500
Revolving Credit Facility[5] (Syndicated)	Citi – 6/15/20	SOFR + 10bps, CSA + 1.75% - 1.875%[6]	6/28/2028	$1,775	$786
2026 Notes	10/23/2020	3.625%	1/15/2026	$800	$800
New 2026 Notes	3/16/2021	2.75%	9/16/2026	$700	$700
2027 Notes	7/23/2021	2.125%	2/15/2027	$650	$650
2028 Notes	9/30/2021	2.85%	9/30/2028	$650	$650
Total		5.10%[7]		$6,600	$5,298

(1) Available liquidity is comprised of cash and cash equivalents plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility's borrowing base. As of March 31, 2024, $1.3 billion of capacity is undrawn and $1.3 billion is available to borrow.
(2) Certain foreign currency advances incur an interest rate of the benchmark rate in effect for the applicable currency plus the applicable margin of 2.375% per annum. As of March 31, 2024, the Company had no borrowings denominated in currencies other than USD Dollar in the Jackson Hole Funding facility.
(3) Interest rate is SOFR + 1.70%, SOFR + 2.05% or SOFR + 2.30% per annum depending on the nature of the advances and underlying collateral.
(4) Until September 25, 2024. From and after September 25, 2024, a range between SOFR + 2.10% and SOFR + 2.45% per annum depending on the nature of the collateral securing the advances.
(5) Commitments of certain lenders in the amount of $200 million mature on June 28, 2027.
(6) Interest rate is SOFR + 1.75% up to + 1.875% (+ 10bps CSA) depending on borrowing base availability at the time of borrowing.
(7) Weighted average interest rate is calculated by annualizing interest expense (includes unused fees and the accretion of original issue discount) divided by weighted average outstanding debt for the quarter. Total all-in cost of debt (includes unused fees, the accretion of original issue discount, and amortization of deferred financing costs on revolving credit facilities) was 5.23% during the quarter.

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Important Disclosure Information 19

FORWARD LOOKING STATEMENTS Certain information contained in this communication constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified butnot yetclosedinvestments.Suchforward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, andany such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. 20